Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURUSANT TO
SECTION 906 OF THE ARBANES-OXLEY ACT OF 2002

          In connection with the Annual Report of Colony RIH Holdings, Inc. and Resorts International Hotel and Casino, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joseph P. Weis, Vice President and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          3.   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          4.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JOSEPH P. WEIS

Joseph P. Weis
Vice President and Principal Financial Officer

March 27, 2003